Exhibit 10(a)



   Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in Post-Effective Amendment No. 2 to the Registration Statement (Form N-4 No. 333-149434) pertaining to Lincoln Life Variable Annuity Account N, which is incorporated by reference into Post-Effective Amendment No. 3, and to the use therein of our reports dated (a) March 18, 2009, with respect to the consolidated financial statements of The Lincoln National Life Insurance Company and (b) March 13, 2009, with respect to the financial statements of Lincoln Life Variable Annuity Account N.

                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
June 16, 2009